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                            SUPPLEMENT TO PROSPECTUS
            THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA
                               SEPARATE ACCOUNT A
                                DATED MAY 1, 1997

            CLINTON ADMINISTRATION'S FISCAL YEAR 1999 BUDGET PROPOSAL

         The Clinton administration's Fiscal Year 1999 Budget Proposal dated February 2, 1998 (the "Budget Proposal") contains proposals to change the taxation of non-qualified annuity contracts. The Budget Proposal proposes to tax exchanges of variable contracts for fixed contracts, exchanges of fixed contracts for variable contracts, exchanges of variable contracts for variable contracts and reallocation within variable contracts. Currently, owners of annuity contracts may exchange their contracts for another annuity without currently incurring tax, and reallocations among investment options are not treated as a taxable exchange. In addition, the Budget Proposal proposes that the contract owner's basis in annuity contracts be reduced annually by 1.25% of the cash value for purposes of determining the taxable gain on surrenders, withdrawals, and all annuity payments except those made for life at the rates guaranteed in the contract. Currently, basis in annuity contracts is not reduced by this amount. The Budget Proposal states that it generally would apply only to contracts issued after the date of first congressional committee action, but that the new exchange and reallocation rules would also apply to any existing contract that was materially changed.

         While it is uncertain whether the Budget Proposal will become law, if the Budget Proposal is enacted substantially as proposed, withdrawal charges will be waived on purchase payments made on or after February 2, 1998, provided such amounts are withdrawn within 60 days of the date that the Budget Proposal becomes law. The Company reserves the right to terminate this withdrawal charge waiver at any time. If the waiver is terminated, purchase payments made from February 2, 1998 to the termination date of the waiver will not be subject to withdrawal charge as provided above. The waiver of the withdrawal charge does not apply to Ven 3 and Ven 1 contracts.

         This waiver does not affect a contract owner's right to cancel a contract within the ten day right to review period. See "OTHER CONTRACT PROVISIONS -- Ten Day Right to Review."

         Withdrawals may be subject to income tax to the extent of earnings under the contract and, if made prior to age 59 1/2, generally will be subject to a 10% IRS penalty tax.

                        SUPPLEMENT DATED FEBRUARY 4, 1998


V7.SUPP298
V20/21.SUPP298
V22/23.SUPP298
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VIS25.SUPP298